November 2024 Third Quarter 2024 Earnings Call Exhibit 99.2

Forward Looking Statement Statements contained in this presentation that state the Partnership’s or management’s expectations or predictions of the future are forward-looking statements. The words “believe,” “expect,” “should,” “intends,” “anticipates”, “estimates,” “target” and other similar expressions identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see CrossAmerica’s annual reports on Form 10-K, quarterly reports on Form 10-Q and other reports filed with the Securities and Exchange Commission and available on the Partnership’s website at www.crossamericapartners.com. If any of these factors materialize, or if our underlying assumptions prove to be incorrect, actual results may vary significantly from what we projected. Any forward-looking statement you see or hear during this presentation reflects our current views as of the date of this presentation with respect to future events. We assume no obligation to publicly update or revise these forward-looking statements for any reason, whether as a result of new information, future events, or otherwise.

CrossAmerica Business Overview Charles Nifong, CEO & President

Third Quarter Operations OPERATING RESULTS (in thousands, except for margin per gallon and merchandise gross margin percentage) Three Months ended Sept 30, 2024 2023 % Change Retail Segment: Gross Profit $83,587 $67,588 24% Operating Income $31,363 $26,450 19% Motor Fuel Gross Profit $45,759 $36,226 26% Merchandise Gross Profit* $30,494 $25,427 20% Retail Margin Per Gallon $0.406 $0.372 9% Volume of Gallons Sold 148,380 132,160 12% Same Store Sales Excluding Cigarettes* $60,843 $60,869 0% Merchandise Gross Margin Percentage* 27.9% 28.7% (80 bps) Wholesale Segment: Gross Profit $27,639 $32,852 (16%) Operating Income $19,097 $23,381 (18%) Motor Fuel Gross Profit $16,870 $18,786 (10%) Wholesale Margin Per Gallon $0.090 $0.086 5% Volume of Gallons Distributed 186,946 217,348 (14%) *Includes only company operated retail sites

CrossAmerica Financial Overview Maura Topper, Chief Financial Officer

Third Quarter Results Summary OPERATING RESULTS (in thousands, except for distributions per unit and coverage) Three Months ended Sept 30, 2024 2023 % Change Net Income $10,708 $12,292 (13%) Adjusted EBITDA $43,938 $44,209 (1%) Distributable Cash Flow $27,140 $31,389 (14%) Weighted Avg. Diluted Units 38,201 38,139 0% Distribution Paid per LP Unit $0.5250 $0.5250 0% Distributions Paid $19,975 $19,934 0% Distribution Coverage (Paid Basis- current quarter) 1.36x 1.57x (13%) Distribution Coverage (Paid Basis – trailing twelve months) 1.26x 1.43x (12%) Note: See the reconciliation of Adjusted EBITDA and Distributable Cash Flow (or “DCF”) to net income and the definitions of EBITDA, Adjusted EBITDA and DCF in the appendix of this presentation.

Capital Strength Capital Expenditures Third quarter 2024 capital expenditures of $7.7 million $5.1M growth capex; $2.6M sustaining capex Growth capital expenditures included investment in our newly converted company operated sites and brand-supported site image upgrades Leverage Credit facility balance at 09/30/24: $772.4 million Leverage ratio was 4.21x at 09/30/24 compared to 4.39x at 06/30/24 Effective interest rate at 09/30/24: 6.5% Ongoing benefit of interest rate swaps in elevated rate environment Continue to manage debt levels and leverage ratio Continued Focus on Execution, Cash Flows, and Strong Balance Sheet

Appendix Third Quarter 2024 Earnings Call

Non-GAAP Financial Measures Non-GAAP Financial Measures We use the non-GAAP financial measures EBITDA, Adjusted EBITDA, Distributable Cash Flow and Distribution Coverage Ratio. EBITDA represents net income before deducting interest expense, income taxes and depreciation, amortization and accretion (which includes certain impairment charges). Adjusted EBITDA represents EBITDA as further adjusted to exclude equity-based compensation expense, gains or losses on dispositions and lease terminations, net and certain discrete acquisition related costs, such as legal and other professional fees, separation benefit costs and certain other discrete non-cash items arising from purchase accounting. Distributable Cash Flow represents Adjusted EBITDA less cash interest expense, sustaining capital expenditures and current income tax expense. The Distribution Coverage Ratio is computed by dividing Distributable Cash Flow by distributions paid on common units. EBITDA, Adjusted EBITDA, Distributable Cash Flow and Distribution Coverage Ratio are used as supplemental financial measures by management and by external users of our financial statements, such as investors and lenders. EBITDA and Adjusted EBITDA are used to assess our financial performance without regard to financing methods, capital structure or income taxes and the ability to incur and service debt and to fund capital expenditures. In addition, Adjusted EBITDA is used to assess the operating performance of our business on a consistent basis by excluding the impact of items which do not result directly from the wholesale distribution of motor fuel, the leasing of real property, or the day to day operations of our retail site activities. EBITDA, Adjusted EBITDA, Distributable Cash Flow and Distribution Coverage Ratio are also used to assess the ability to generate cash sufficient to make distributions to our unitholders. We believe the presentation of EBITDA, Adjusted EBITDA, Distributable Cash Flow and Distribution Coverage Ratio provides useful information to investors in assessing the financial condition and results of operations. EBITDA, Adjusted EBITDA, Distributable Cash Flow and Distribution Coverage Ratio should not be considered alternatives to net income or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. EBITDA, Adjusted EBITDA, Distributable Cash Flow and Distribution Coverage Ratio have important limitations as analytical tools because they exclude some but not all items that affect net income. Additionally, because EBITDA, Adjusted EBITDA, Distributable Cash Flow and Distribution Coverage Ratio may be defined differently by other companies in our industry, our definitions may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.

Non-GAAP Reconciliation The following table presents reconciliations of EBITDA, Adjusted EBITDA, and Distributable Cash Flow to net income, the most directly comparable U.S. GAAP financial measure, for each of the periods indicated (in thousands, except for per unit amounts):         Three Months Ended September 30,     Nine Months Ended September 30,       2024     2023     2024     2023   Net income   $ 10,708     $ 12,292     $ 5,592     $ 25,849   Interest expense     14,169       10,559       38,918       33,254   Income tax expense (benefit)     2,416       1,468       (1,678)     2,603   Depreciation, amortization and accretion expense     20,736       19,096       57,903       58,214   EBITDA     48,029       43,415       100,735       119,920   Equity-based employee and director compensation expense     560       961       1,134       2,084   (Gain) loss on dispositions and lease terminations, net (a)     (4,682)     (287)     6,546       (5,220) Acquisition-related costs (b)     31       120       1,661       1,361   Adjusted EBITDA     43,938       44,209       110,076       118,145   Cash interest expense     (13,685)     (10,078)     (37,466)     (30,448) Sustaining capital expenditures (c)     (2,594)     (1,837)     (6,162)     (5,322) Current income tax expense (d)     (519)     (905)     (1,527)     (1,458) Distributable Cash Flow   $ 27,140     $ 31,389     $ 64,921     $ 80,917   Distributions paid on common units     19,975       19,934       59,880       59,777   Distribution Coverage Ratio   1.36x     1.57x     1.08x     1.35x   (a) During the nine months ended September 30, 2024, CrossAmerica recorded a $16.0 million loss on lease terminations with Applegreen, including a $1.5 million non-cash write-off of deferred rent income. In addition, CrossAmerica recorded $2.3 million of other losses on lease terminations and asset disposals, including non-cash write-offs of deferred rent income. During the three and nine months ended September 30, 2024, CrossAmerica recorded $5.3 and $11.8 million net gains in connection with its ongoing real estate rationalization effort. This was partially offset by $0.6 million of net losses on lease terminations and asset disposals during the three month period ended September 30, 2024. (b) Relates to certain acquisition-related costs, such as legal and other professional fees, separation benefit costs and purchase accounting adjustments associated with recent acquisitions. (c) Under the Partnership Agreement, sustaining capital expenditures are capital expenditures made to maintain CrossAmerica's long-term operating income or operating capacity. Examples of sustaining capital expenditures are those made to maintain existing contract volumes, including payments to renew existing distribution contracts, or to maintain the sites in conditions suitable to lease, such as parking lot or roof replacement/renovation, or to replace equipment required to operate the existing business. (d) Excludes income tax incurred on the sale of sites.